SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     Date of Report: November 10, 1997


                         AMERITRUCK DISTRIBUTION CORP.
             (Exact name of registrant as specified in its charter)


      DELAWARE                  33-99716                      75-2619368
______________________________________________________________________________
  (State or Other          (Commission File Number)        (I.R.S. Employer
  Jurisdiction of                                          Identification No.)
   Incorporation)


                        CITY CENTER TOWER II, SUITE 1101
                 301 COMMERCE STREET, FORT WORTH, TX 76102-5384
                     Address of principal executive offices


       Registrant's telephone number, including area code: (817) 332-6020


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ITEM 5.    OTHER EVENTS

     On October 16, 1997, AmeriTruck Distribution Corp. issued a press release with respect to a proposed private placement of additional equity. Such press release is attached hereto as Exhibit A and incorporated by reference herein.








                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERITRUCK DISTRIBUTION CORP.


Dated:  November 10, 1997           By:   /s/ J. Michael May
                                          J. Michael May
                                 Title:   General Counsel and Secretary